U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2003

Commission File Number 0-19260

RENTECH, INC.

(Exact name of registrant in its charter)

Colorado	84-0957421
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

1331 17th Street, Suite 720

Denver, Colorado 80202

(Address of principal executive offices)

(303) 298-8008

(Issuer’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

99.1    Certificate of Chief Executive Officer

99.2    Certificate of Chief Financial Officer

Item 9.    Regulation FD Disclosure.

In connection with the Quarterly Report on Form 10-Q for the quarterly period ending December 31, 2002, as filed with the Securities and Exchange Commission, Rentech, Inc. filed as correspondence the certifications attached hereto as Exhibits 99.1 and 99.2.

The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Rentech, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

By:	/S/ RONALD C. BUTZ
Ronald C. Butz Vice President and Chief Operating Officer

Date: February 14, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Certificate of Chief Executive Officer

99.2	Certificate of Chief Financial Officer